united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

Annual Report
November 30, 2014

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC Member FINRA

The North Star Mutual Fund Family consists of three equity funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, and the North Star Dividend Fund. All three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow:

●	The North Star Opportunity Fund employs a “Micro to Macro” strategy by investing in a diversified portfolio of stocks – from smaller, underfollowed companies to the largest multinational organizations. The Fund also invests in fixed income securities. As of 11-30-2014 52.84% of the portfolio is in large and mid- cap stocks, and 24.59% in small and micro-cap stocks, with 16.2% in fixed income securities and 6.2% in cash.

●	The North Star Micro Cap Fund invests in the common stocks of companies with market capitalizations of under $500 million which we believe may be misunderstood or underfollowed.

●	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 1 billion in market capitalization and have shown a strong commitment to their dividend payments.

The U.S. economy suffered from an extraordinarily harsh winter in the first quarter, but as the freeze thawed the recovery heated up again. By the end of the third quarter the unemployment rate had dropped to the lowest level since July, 2008, while GDP grew at a healthy 5% clip. Despite the end of quantitative easing by the Federal Reserve, interest rates remained at extraordinarily low levels, as global economic weakness led to similar programs by the other major central banks. Against this backdrop large cap U.S. equities performed quite well with the S&P 500 posting a 16.86% return during the 12 month period ending 11-30-2014. It was a different story of smaller cap stocks as the Russell 2000 only returned 3.99% during the same time frame. This performance dispersion is particularly curious given that smaller companies usually outperform when the economy is growing at an above average rate. The Funds’ results for the period ending 11-30-2014 are detailed below.

	Total Return for the	NAV	Distributions	NAV	Total Assets
Fund	12 Month Period	11/30/14	During Period	11/30/13	(in 000’s)
North Star Opportunity Fund – Class I	9.33%	$13.46	$1.44	$13.75	$76,459
North Star Micro Cap Fund – Class I	6.17%	$29.52	$1.70	$29.53	$71,429
North Star Dividend Fund - Class I	6.01%	$18.33	$0.90	$18.18	$49,417

Our outlook for 2015 is for the U.S. economy to continue to recover leading to higher corporate profits and modestly higher interest rates. As such, we believe U.S. equities will remain an asset class of choice. In addition, the record level of merger and acquisition activity that took place amongst large-cap companies in 2014 should trickle down the food chain to smaller companies. The North Star Micro Cap Fund is particularly well positioned if our M&A forecast proves correct.

We have recently also launched the North Star Bonds Fund. The Fund’s primary objective is to generate monthly income, with preservation of capital as a secondary objective. Employing our “Micro to Macro” style of investing, the Fund will generally focus on bonds issued by companies with equity market capitalizations of less than $2.5 billion.

We thank you for your investment in the North Star Funds.

4002-NLD-1/5/2015

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606

312.580.0900 PHONE ● 312.580.0901 FAX

1

performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark. Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains.

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606

312.580.0900 PHONE ● 312.580.0901 FAX

2

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the year ended November 30, 2014, compared to its benchmark:

				Inception* –	Inception** –
	One Year	Three Year	Five Year	November 30, 2014	November 30, 2014
North Star Opportunity Fund – Class A	9.33%	N/A	N/A	17.20%	N/A
North Star Opportunity Fund – Class A with load	3.03%	N/A	N/A	14.88%	N/A
North Star Opportunity Fund – Class I (a)	9.33%	17.08%	12.52%	N/A	6.28%
S&P 500 Total Return Index	16.86%	20.93%	15.96%	22.23%	7.16%

*	Inception date is December 15, 2011.

**	Inception date is December 31, 2006.

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2014, are 1.74% and 1.49% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

3

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2014

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Pharmaceuticals	8.8%
Telecommunications	7.7%
Household Products/Wares	6.9%
Media	6.5%
Banks	6.2%
Miscellaneous Manufacturer	5.8%
Oil & Gas	4.4%
Electrical Components & Equipment	4.1%
Retail	4.1%
Diversified Financial Services	3.6%
Other Industries	36.7%
Other Assets Net of Liabilities	5.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the year ended November 30, 2014, compared to its benchmark:

					Inception* –
	One Year	Three Year	Five Year	Ten Year	November 30, 2014
North Star Micro Cap Fund – Class I (a)	6.17%	20.01%	17.90%	8.90%	11.78%
Russell 2000 Total Return Index	3.99%	18.36%	16.69%	7.78%	7.39%

*	Inception date is December 31, 1997.

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2014, is 1.52% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

5

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2014

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Commercial Services	14.4%
Retail	7.9%
Apparel	6.1%
Household Products/Wares	6.0%
Electronics	5.0%
Chemicals	4.7%
Software	4.7%
Environmental Control	4.5%
Toys/Games/Hobbies	4.5%
Leisure Time	4.2%
Other Industries	33.3%
Other Assets Net of Liabilities	4.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

6

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the year ended November 30, 2014, compared to its benchmark:

			Inception* –
	One Year	Three Year	November 30, 2014
North Star Dividend Fund – Class I (a)	6.01%	15.79%	15.36%
Russell 2000 Total Return Index	3.99%	18.36%	16.08%

*	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2014, is 1.69% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

7

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2014

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
REITS	10.3%
Commercial Services	8.0%
Retail	6.3%
Media	6.1%
Water	5.8%
Electric	5.4%
Telecommunications	4.8%
Gas	4.0%
Apparel	3.8%
Software	3.7%
Other Industries	35.7%
Other Assets Net of Liabilities	6.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

8

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value

	COMMON STOCK - 78.8%
	AUTO MANUFACTURERS - 2.0%
95,000	Ford Motor Co.	$1,494,350

	BANKS - 5.1%
21,500	Citigroup, Inc.	1,160,355
14,000	PNC Financial Services Group, Inc.	1,224,580
35,000	US Bancorp	1,547,000
		3,931,935
	CHEMICALS - 2.0%
44,000	Potash Corp. of Saskatchewan, Inc.	1,529,440

	COMMERCIAL SERVICES - 2.1%
315,000	Professional Diversity Network *	1,587,600

	COMPUTERS - 2.0%
35,000	NetApp, Inc.	1,489,250

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
126,000	Janus Capital Group, Inc.	1,980,720

	ELECTRICAL COMPONENTS & EQUIPMENT - 4.1%
335,000	Orion Energy Systems, Inc. *	1,500,800
175,000	Pioneer Power Solutions, Inc. *	1,608,250
		3,109,050
	ELECTRONICS - 1.5%
56,000	Corning, Inc.	1,177,120

	HEALTHCARE - SERVICES - 1.8%
27,000	Molina Healthcare, Inc. *	1,380,240

	HOME BUILDERS - 1.1%
55,000	TRI Pointe Homes, Inc. *	839,300

	HOUSEHOLD PRODUCTS/WARES - 4.7%
119,977	Acme United Corp.	2,153,587
65,000	SodaStream International Ltd. *	1,428,700
		3,582,287
	MEDIA - 5.4%
35,000	Gannett Co., Inc.	1,139,250
28,000	Meredith Corp.	1,477,840
130,000	World Wrestling Entertainment, Inc. - Class A	1,496,300
		4,113,390
	MINING - 2.2%
63,000	Freeport-McMoRan, Inc.	1,691,550

	MISCELLANEOUS MANUFACTURER - 5.8%
66,000	FreightCar America, Inc.	1,909,380
60,000	General Electric Co.	1,589,400
30,000	Trinity Industries, Inc.	961,800
		4,460,580
	OIL & GAS - 4.4%
19,000	ConocoPhillips	1,255,330
33,000	Murphy USA, Inc. *	2,102,760
		3,358,090

The accompanying notes are an integral part of these financial statements.

9

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	PHARMACEUTICALS - 8.8%
26,000	Abbott Laboratories	$1,157,260
17,000	Johnson & Johnson	1,840,250
52,000	Pfizer, Inc.	1,619,800
47,000	Zoetis, Inc. - Class A	2,111,710
		6,729,020
	REITS - 2.5%
33,000	Government Properties Income Trust	749,760
33,000	Weyerhaeuser Co.	1,165,230
		1,914,990
	RETAIL - 4.1%
300,000	Dover Saddlery, Inc. *	1,500,000
190,000	Wendy’s Co.	1,656,800
		3,156,800
	SEMICONDUCTORS - 2.1%
44,000	Intel Corp.	1,639,000

	SOFTWARE - 2.7%
56,286	American Software, Inc.	510,514
32,000	Paychex, Inc.	1,517,120
		2,027,634
	TELECOMMUNICATIONS - 7.7%
270,000	Alteva *	1,899,450
42,000	Consolidated Communications Holdings, Inc.	1,151,220
44,000	Singapore Telecommunications Ltd.	1,314,720
42,000	Vodafone Group PLC	1,535,100
		5,900,490
	TOYS/GAMES/HOBBIES - 1.9%
270,000	LeapFrog Enterprises, Inc. - Class A *	1,474,200

	TRANSPORTATION - 2.2%
47,000	CSX Corp.	1,715,030

	TOTAL COMMON STOCK (Cost - $50,101,322)	60,282,066

	PREFERRED STOCK - 2.7%
	INVESTMENT COMPANIES - 1.1%
33,000	Saratoga Investment Corp., 7.50%	846,120

	REITS - 0.9%
28,000	Campus Crest Communities, Inc., 8.00%	716,828

	TRUCKING & LEASING - 0.7%
5,370	General Finance Corp., 9.00%	558,480

	TOTAL PREFERRED STOCK (Cost - $2,070,240)	2,121,428

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 13.1%
	AEROSPACE/DEFENSE - 1.1%
$800,000	AAR Corp.	7.2500	1/15/2022	$870,000

	APPAREL - 1.2%
850,000	Perry Ellis International, Inc.	7.8750	4/1/2019	879,750

The accompanying notes are an integral part of these financial statements.

10

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Par Value		Coupon Rate (%)	Maturity	Value

	BANKS - 1.1%
$805,000	Citigroup, Inc. **	5.9500	12/29/2049	$801,981

	COMMERCIAL SERVICES - 1.1%
800,000	ADT Corp	6.2500	10/15/2021	840,000

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
725,000	E*TRADE Financial Corp.	6.3750	11/15/2019	779,375

	ENTERTAINMENT - 2.2%
845,000	Churchill Downs, Inc. ^	5.3750	12/15/2021	855,562
800,000	Speedway Motorsports, Inc.	6.7500	2/1/2019	836,000
				1,691,562
	FOOD - 2.1%
850,000	B&G Foods, Inc.	4.6250	6/1/2021	820,250
900,000	Roundy’s Supermarkets, Inc. ^	10.2500	12/15/2020	796,500
				1,616,750
	HOUSEHOLD PRODUCTS/WARES - 2.2%
775,000	ACCO Brands Corp.	6.7500	4/30/2020	831,188
830,000	Central Garden and Pet Co.	8.2500	3/1/2018	825,850
				1,657,038
	MEDIA - 1.1%
850,000	Gannett Co., Inc. ^	4.8750	9/15/2021	856,375

	TOTAL CORPORATE BONDS (Cost - $10,126,689)			9,992,831

	CONVERTIBLE BONDS - 0.2%
	MINING - 0.2%
324,000	Molycorp, Inc. (Cost - $254,564)	6.0000	9/1/2017	119,880

Shares
	SHORT-TERM INVESTMENTS - 6.1%
4,646,233	Reich & Tang Daily Income Fund- Money Market Portfolio, 0.01% (Cost - $4,646,233) ***	$4,646,233

	TOTAL INVESTMENTS - 100.9% (Cost - $67,199,048) (a)	$77,162,438
	LIABILITIES LESS OTHER ASSETS - (0.9) %	(703,185)
	NET ASSETS - 100.0%	$76,459,253

*	Non-income producing security.

**	Variable rate security - interest rate subject to periodic change.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities amounted to $2,508,437 and 3.3% of net assets.

***	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $67,281,447 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,746,792
Unrealized depreciation:	(2,865,801)
Net unrealized appreciation:	$9,880,991

The accompanying notes are an integral part of these financial statements.

11

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value

	COMMON STOCK - 95.3%
	APPAREL - 6.1%
119,100	Cherokee, Inc.	$2,137,845
84,000	Perry Ellis International, Inc. *	2,216,760
		4,354,605
	AUTO PARTS & EQUIPMENT - 2.9%
30,225	Miller Industries, Inc.	541,632
300,000	Spartan Motors, Inc.	1,503,000
		2,044,632
	BEVERAGES - 3.4%
30,400	National Beverage Corp. *	764,255
110,530	Reed’s, Inc. *	719,550
239,840	Truett-Hurst, Inc. - Class A * #	952,166
		2,435,971
	BUILDING MATERIALS - 2.8%
301,700	LSI Industries, Inc.	2,033,458

	CHEMICALS - 4.7%
44,725	Detrex Corp.	1,397,656
151,624	Landec Corp. *	1,992,339
		3,389,995
	COMMERCIAL SERVICES - 14.4%
107,000	ARC Document Solutions, Inc. *	1,030,410
121,900	Electro Rent Corp.	1,700,505
152,500	Great Lakes Dredge & Dock Corp. *	1,155,950
61,000	Medifast, Inc. *	1,799,500
750,000	Pendrell Corp. *	1,057,500
300,800	Professional Diversity Network *	1,516,032
88,000	SP Plus Corp. *	1,828,640
30,000	Universal Security Instruments, Inc. *	182,700
		10,271,237
	DISTRIBUTION/WHOLESALE - 2.4%
275,000	EnviroStar, Inc.	742,500
75,575	Houston Wire & Cable Co.	968,872
		1,711,372
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
175,000	Cowen Group, Inc. *	742,000

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.3%
350,000	Orion Energy Systems, Inc. *	1,568,000
84,000	Pioneer Power Solutions, Inc. *	771,960
		2,339,960
	ELECTRONICS - 5.0%
101,936	Allied Motion Technologies, Inc.	2,220,166
55,000	Sparton Corp. *	1,368,400
		3,588,566
	ENVIRONMENTAL CONTROL - 4.5%
102,350	Ecology and Environment, Inc.	891,468
100,900	Heritage-Crystal Clean, Inc. *	1,664,850
155,033	Sharps Compliance Corp. *	675,944
		3,232,262

The accompanying notes are an integral part of these financial statements.

12

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	HAND/MACHINE TOOLS - 2.4%
48,046	LS Starrett Co.	$695,706
59,456	QEP Co., Inc. *	1,047,020
		1,742,726
	HOLDING COMPANIES - DIVERSIFIED - 1.0%
40,000	Steel Partners Holdings LP *	737,200

	HOME FURNISHINGS - 1.2%
89,460	Skullcandy, Inc. *	848,081

	HOUSEHOLD PRODUCTS/WARES - 6.0%
134,675	Acme United Corp.	2,417,416
251,498	Central Garden and Pet Co. *	1,840,965
		4,258,381
	INTERNET - 0.7%
47,800	Liquidity Services, Inc. *	502,378

	LEISURE TIME - 4.2%
48,254	Bowl America, Inc.	701,855
76,900	Johnson Outdoors, Inc. - Class A	2,331,608
		3,033,463
	MACHINERY-DIVERSIFIED - 2.7%
27,000	Alamo Group, Inc.	1,286,010
65,844	Gencor Industries, Inc. *	657,123
		1,943,133
	MEDIA - 3.0%
177,000	AH Belo Corp.	2,124,000

	METAL FABRICATE/HARDWARE - 2.6%
108,825	Eastern Co.	1,830,437

	MINING - 1.1%
11,600	United States Lime & Minerals, Inc.	791,120

	OIL & GAS SERVICES - 1.2%
396,300	Enservco Corp. *	824,304

	REITS - 1.1%
36,350	Terreno Realty Corp.	756,444

	RETAIL - 7.9%
190,000	Denny’s Corp. *	1,841,100
407,520	Dover Saddlery, Inc. * #	2,037,600
140,000	Jamba, Inc. *	1,734,600
		5,613,300
	SOFTWARE - 4.7%
182,600	American Software, Inc.	1,656,182
167,700	Rosetta Stone, Inc. *	1,700,478
		3,356,660
	TELECOMMUNICATIONS - 0.5%
48,700	Alteva *	342,605

The accompanying notes are an integral part of these financial statements.

13

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	TOYS/GAMES/HOBBIES - 4.5%
237,000	LeapFrog Enterprises, Inc. - Class A *	$1,294,020
229,874	Ohio Art Co. #	1,942,435
		3,236,455

	TOTAL COMMON STOCK (Cost - $59,391,704)	68,084,745

	SHORT-TERM INVESTMENTS - 4.5%
	MONEY MARKET FUND - 4.5%
3,209,017	Dreyfus Treasury & Agency Cash Management Fund, 0.01% ** (Cost - $3,209,017)	3,209,017

	TOTAL INVESTMENTS - 99.8% (Cost - $62,600,721) (a)	$71,293,762
	OTHER ASSETS LESS LIABILITIES - 0.2%	135,157
	NET ASSETS - 100.0%	$71,428,919

*	Non-income producing security.

#	Affiliated issuer. (See Note 6)

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $58,579,821 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$15,718,819
Unrealized depreciation:	(3,004,878)
Net unrealized appreciation:	$12,713,941

The accompanying notes are an integral part of these financial statements.

14

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value

	COMMON STOCK - 93.9%
	ADVERTISING - 1.0%
80,000	Harte-Hanks, Inc.	$489,600

	APPAREL - 3.8%
54,850	Rocky Brands, Inc.	824,944
44,250	Superior Uniform Group, Inc.	1,071,735
		1,896,679
	AUTO PARTS & EQUIPMENT - 3.2%
68,475	Douglas Dynamics, Inc.	1,576,979

	BUILDING MATERIALS - 1.2%
87,997	LSI Industries, Inc.	593,100

	CHEMICALS - 1.5%
24,155	Detrex Corp.	754,844

	COMMERCIAL SERVICES - 8.0%
118,525	Electro Rent Corp.	1,653,424
43,425	Healthcare Services Group, Inc.	1,309,698
29,500	Landauer, Inc.	973,500
		3,936,622
	COMPUTERS - 1.4%
47,714	Astro-Med, Inc.	689,467

	DISTRIBUTION/WHOLESALE - 0.3%
46,962	EnviroStar, Inc.	126,797

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
18,350	Westwood Holdings Group, Inc.	1,093,477

	ELECTRIC - 5.4%
19,000	Empire District Electric Co.	526,490
30,500	MGE Energy, Inc.	1,342,305
22,050	Unitil Corp.	776,821
		2,645,616
	ELECTRONICS - 1.0%
67,700	Electro Scientific Industries, Inc.	485,409

	ENTERTAINMENT - 1.0%
26,000	Speedway Motorsports, Inc.	512,460

	ENVIRONMENTAL CONTROL - 1.2%
70,500	Ecology and Environment, Inc.	614,055

	FOOD - 2.6%
19,360	Ingles Markets, Inc.	525,431
60,850	Rocky Mountain Chocolate Factory, Inc.	768,535
		1,293,966
	FOREST PRODUCTS & PAPER - 1.0%
18,500	Orchids Paper Products Co.	502,460

The accompanying notes are an integral part of these financial statements.

15

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	GAS - 4.0%
107,000	Gas Natural, Inc.	$1,230,500
34,950	RGC Resources, Inc.	752,823
		1,983,323
	HEALTHCARE - SERVICES - 2.5%
81,500	Psychemedics Corp.	1,229,020

	HOME FURNISHINGS - 0.9%
14,376	Flexsteel Industries, Inc.	456,007

	HOUSEHOLD PRODUCTS/WARES - 2.5%
69,500	Acme United Corp.	1,247,525

	INSURANCE - 3.0%
10,200	Kansas City Life Insurance Co.	485,622
117,300	Marketing Alliance, Inc.	517,293
35,306	National Security Group, Inc.	493,225
		1,496,140
	INVESTMENT COMPANIES - 2.0%
28,000	Golub Capital BDC, Inc.	497,280
34,700	Monroe Capital Corp.	501,762
		999,042
	LEISURE TIME - 2.7%
28,099	Bowl America, Inc.	408,700
70,100	Escalade, Inc.	932,330
		1,341,030
	MEDIA - 6.1%
149,370	AH Belo Corp.	1,792,440
105,000	World Wrestling Entertainment, Inc. - Class A	1,208,550
		3,000,990
	MISCELLANEOUS MANUFACTURER - 0.1%
1,686	Myers Industries, Inc.	27,431

	OFFICE FURNISHINGS - 2.0%
56,720	Kewaunee Scientific Corp.	991,466

	PHARMACEUTICALS - 1.0%
170,200	Liberator Medical Holdings, Inc.	476,560

	REITS - 10.3%
106,500	Campus Crest Communities, Inc.	817,920
88,000	Education Realty Trust, Inc.	1,024,320
71,000	Government Properties Income Trust	1,613,120
147,000	Monmouth Real Estate Investment Corp.	1,647,870
		5,103,230
	RETAIL - 6.3%
67,000	Destination Maternity Corp.	1,074,010
28,100	Frisch’s Restaurants, Inc.	763,477
92,600	PetMed Express, Inc.	1,250,100
		3,087,587

The accompanying notes are an integral part of these financial statements.

16

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	SOFTWARE - 3.7%
128,700	American Software, Inc.	$1,167,309
105,625	Simulations Plus, Inc.	671,775
		1,839,084
	TELECOMMUNICATIONS - 4.8%
51,800	Consolidated Communications Holdings, Inc.	1,419,838
225,000	RF Industries Ltd.	967,500
		2,387,338
	TEXTILES - 1.4%
91,000	Crown Crafts, Inc.	676,130

	WATER - 5.8%
21,600	Artesian Resources Corp.	463,968
78,800	Middlesex Water Co.	1,736,752
32,975	York Water Co.	666,095
		2,866,815

	TOTAL COMMON STOCK (Cost - $41,470,146)	46,420,249

	SHORT-TERM INVESTMENTS - 6.3%
3,095,455	Dreyfus Treasury & Agency Cash Management Fund, 0.01% * (Cost - $3,095,455)	3,095,455

	TOTAL INVESTMENTS - 100.2% (Cost - $44,565,601) (a)	$49,515,704
	LIABILITIES LESS OTHER ASSETS - (0.2) %	(98,610)
	NET ASSETS - 100.0%	$49,417,094

*	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,508,559 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,067,799
Unrealized depreciation:	(2,060,654)
Net unrealized appreciation:	$7,007,145

The accompanying notes are an integral part of these financial statements.

17

North Star Funds
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

	North Star		North Star	North Star
	Opportunity		Micro Cap	Dividend
Assets:	Fund		Fund	Fund
Investments in Unaffiliated Securities at Cost	$67,199,048		$58,157,763	$44,565,601
Investments in Affiliated Securities at Cost
Investments in Controlled Affiliated Securities at Cost	—		1,583,998	—
Investments in Other Affiliated Securities at Cost	—		2,858,960	—
Total Securities at Cost	67,199,048		62,600,721	44,565,601
Investments in Unaffiliated Securities at Value	$77,162,438		$66,361,562	$49,515,704
Investments in Affiliated Securities at Value
Investments in Controlled Affiliated Securities at Value	—		1,942,435	—
Investments in Other Affiliated Securities at Value	—		2,989,765	—
Total Securities at Value	77,162,438		71,293,762	49,515,704
Dividends and Interest Receivable	365,805		62,889	122,941
Receivable for Securities Sold	34,373		215,295	—
Prepaid Expenses and Other Assets	10,061		11,644	7,851
Total Assets	77,572,677		71,583,590	49,646,496

Liabilities:
Payable for Securities Purchased	1,043,144		67,322	170,216
Investment Advisory Fees Payable	56,146		56,737	39,247
Fees Payable to Other Affiliates	5,464		11,065	7,256
Accrued Expenses and Other Liabilities	8,670		19,547	12,683
Total Liabilities	1,113,424		154,671	229,402

Net Assets	$76,459,253		$71,428,919	$49,417,094

Composition of Net Assets:
At November 30, 2014, Net Assets consisted of:
Paid-in-Capital	$61,213,459		$57,177,622	$43,692,813
Undistributed Net Investment Income	—		31,200	—
Accumulated Net Realized Gain from Security Transactions	5,282,404		5,527,056	774,178
Net Unrealized Appreciation of Investments	9,963,390		8,693,041	4,950,103
Net Assets	$76,459,253		$71,428,919	$49,417,094

Net Asset Value Per Share:
Class I Shares:
Net Assets	$76,459,237		$71,428,919	$49,417,094
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	5,680,153		2,419,297	2,696,016
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share*	$13.46		$29.52	$18.33
Class A Shares:
Net Assets	$16
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	1
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$13.46	**
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$14.28

*	The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

**	NAV does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

18

North Star Funds
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

	North Star	North Star	North Star
	Opportunity Fund	Micro Cap Fund	Dividend Fund
Investment Income
Dividends (net of $10,574, $0, $0 foreign taxes withheld)	$1,720,996	$915,741	$1,699,522
Dividends from Affiliated Securities Dividends from Controlled Affiliated Securities	—	8,878	—
Interest	340,873	434	326
Total Investment Income	2,061,869	925,053	1,699,848

Expenses
Investment Advisory Fees	711,549	664,984	444,586
Administrative Service Fees	61,751	62,879	42,184
Accounting Service Fees	35,369	34,189	23,510
Legal Fees	25,466	41,679	37,641
Audit Fee	14,960	15,130	16,169
Other Expenses	13,233	17,256	6,708
Transfer Agent Fees	12,718	13,905	13,543
Printing Expense	12,562	5,202	5,100
Chief Compliance Officer Fees	11,824	12,322	6,579
Registration Fees	11,553	6,254	5,288
Custodian Fees	7,850	7,988	5,068
Trustees’ Fees and Expenses	7,558	6,920	5,359
Insurance Expense	6,810	5,145	3,231
Total Expenses	933,203	893,853	614,966

Net Investment Income	1,128,666	31,200	1,084,882

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain on Investments	4,887,532	3,853,274	252,990
Net Change in Unrealized Appreciation/(Depreciation):
on Unaffiliated Investments	465,369	593,162	1,340,646
on Affiliated Investments	—	(329,687)	—
Net Realized and Unrealized Gain on Investments	5,352,901	4,116,749	1,593,636

Net Increase in Net Assets Resulting From Operations	$6,481,567	$4,147,949	$2,678,518

The accompanying notes are an integral part of these financial statements.

19

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2014	November 30, 2013

Operations
Net Investment Income	$1,128,666	$1,152,741
Net Realized Gain on Investments	4,887,532	5,874,688
Net Change in Unrealized Appreciation/(Depreciation) on Investments	465,369	7,077,535
Net Increase in Net Assets Resulting From Operations	6,481,567	14,104,964

Distributions to Shareholders From:
Net Investment Income
Class I	(992,911)	(1,158,809)
Class A	0 (a)	0 (a)
Net Realized Gains on Investments
Class I	(6,094,547)	(787,410)
Class A	0 (a)	0 (a)
Total Distributions to Shareholders	(7,087,458)	(1,946,219)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (541,460 and 819,806 shares, respectively)	6,890,386	9,718,771
Distributions Reinvested (526,592 and 156,528 shares, respectively)	6,585,428	1,809,649
Cost of Shares Redeemed (203,681 and 83,543 shares, respectively)	(2,621,089)	(1,048,363)
Redemption Fee Proceeds	26	70
Total Class I Shares	10,854,751	10,480,127

Total Increase in Net Assets	10,248,860	22,638,872

Net Assets
Beginning of Year	66,210,393	43,571,521
End of Year *	$76,459,253	$66,210,393

* Includes Undistributed Net Investment Income/(Loss) of:	$—	$5,839

(a)	Less than $1.

The accompanying notes are an integral part of these financial statements.

20

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund

	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013 (a)

Operations
Net Investment Income/(Loss)	$31,200	$(794)
Net Realized Gain on Investments	3,853,274	2,018,410
Net Change in Unrealized Appreciation/(Depreciation) on Investments	263,475	8,429,566
Net Increase in Net Assets Resulting From Operations	4,147,949	10,447,182

Distributions to Shareholders From:
Class I Shares:
Net Realized Gains on Investments	(3,599,051)	—

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (205,352 and 2,133,238 shares, respectively)	5,748,040	52,436,476
Distributions Reinvested (120,833 and 0 shares, respectively)	3,308,411	—
Cost of Shares Redeemed (19,951 and 20,175 shares, respectively)	(567,879)	(492,209)
Total Class I Shares	8,488,572	51,944,267

Total Increase in Net Assets	9,037,470	62,391,449

Net Assets
Beginning of Period	62,391,449	—
End of Period *	$71,428,919	$62,391,449

* Includes Undistributed Net Investment Income of:	$31,200	$—

(a)	The North Star Micro Cap Fund commenced operations on May 31, 2013.

The accompanying notes are an integral part of these financial statements.

21

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund

	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013 (a)

Operations
Net Investment Income	$1,084,882	$303,445
Net Realized Gain on Investments	252,990	900,121
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,340,646	3,609,457
Net Increase in Net Assets Resulting From Operations	2,678,518	4,813,023

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(1,118,360)	(308,210)
Net Realized Gains on Investments	(963,188)	—
Total Distributions to Shareholders	(2,081,548)	(308,210)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (486,998 and 330,932 shares, respectively)	8,708,129	33,845,717
Distributions Reinvested (110,172 and 79,925 shares, respectively)	1,954,470	279,558
Cost of Shares Redeemed (23,168 and 8,619 shares, respectively)	(418,035)	(54,631)
Redemption Fee Proceeds	103	—
Total Class I Shares	10,244,667	34,070,644

Total Increase in Net Assets	10,841,637	38,575,457
Net Assets
Beginning of Period	38,575,457	—
End of Period *	$49,417,094	$38,575,457

* Includes Undistributed Net Investment Income/(Loss) of:	$—	$—

(a)	The North Star Dividend Fund commenced operations on May 31, 2013.

The accompanying notes are an integral part of these financial statements.

22

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Opportunity Fund

	Class I
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net Asset Value, Beginning of Period	$13.75	$11.11	$10.00
Activity From Investment Operations:
Net investment income (b)	0.20	0.25	0.26
Net gain from securities (both realized and unrealized)	0.95	2.85 (c)	1.10	(c)
Total from operations	1.15	3.10	1.36

Less Distributions From:
Net investment income	(0.18)	(0.26)	(0.25)
Net realized gains on investments	(1.26)	(0.20)	—
Total Distributions	(1.44)	(0.46)	(0.25)

Redemption Fees	0.00 (d)	0.00 (d)	0.00	(d)

Net Asset Value, End of Period	$13.46	$13.75	$11.11

Total Return (e)	9.33%	28.73%	13.69	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$76,459	$66,210	$43,572
Ratio to average net assets:
Expenses, Gross (g)	1.31%	1.46%	1.79	% (h)
Expenses, Net of waiver or recapture	1.31%	1.49%	1.74	% (h)
Net investment income	1.58%	2.06%	2.56	% (h)
Portfolio turnover rate	53%	73%	59	% (f)

(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d)	Less than $0.01 per share.

(e)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.

(f)	Not annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Opportunity Fund

	Class A
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net Asset Value, Beginning of Period	$13.75	$11.11	$10.00
Activity From Investment Operations:
Net investment income (b)	0.20	0.25	0.26
Net gain from securities (both realized and unrealized)	0.95	2.85 (c)	1.10	(c)
Total from operations	1.15	3.10	1.36

Less Distributions From:
Net investment income	(0.18)	(0.26)	(0.25)
Net realized gains on investments	(1.26)	(0.20)	—
Total Distributions	(1.44)	(0.46)	(0.25)

Net Asset Value, End of Period	$13.46	$13.75	$11.11

Total Return (d)	9.33%	28.73%	13.69	% (e)

Ratios/Supplemental Data
Net assets, end of period (f)	$16	$15	$11
Ratio to average net assets:
Expenses, Gross (g)	1.56%	1.71%	2.04	% (h)
Expenses, Net of waiver or recapture	1.56%	1.74%	1.99	% (h)
Net investment income	1.33%	1.81%	2.29	% (h)
Portfolio turnover rate	53%	73%	59	% (e)

(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.

(e)	Not annualized.

(f)	Actual net assets not truncated.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star
	Micro Cap Fund
	Class I
	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013 (a)

Net Asset Value, Beginning of Period	$29.53	$24.19
Activity From Investment Operations:
Net investment income (loss) (b)	0.01	(0.00	) (c)
Net gain from securities (both realized and unrealized)	1.68	5.34
Total from operations	1.69	5.34

Less Distributions From:
Net realized gains on investments	(1.70)	—

Net Asset Value, End of Period	$29.52	$29.53

Total Return (d)	6.17%	22.07	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$71,429	$62,391
Ratio to average net assets:
Expenses, Gross	1.34%	1.51	% (f)
Net investment income	0.05%	0.00	% (f,g)
Portfolio turnover rate	31%	24	% (e)

(a)	The North Star Micro Cap Fund commenced operations on May 31, 2013.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.01 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Annualized.

(g)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

25

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star
	Dividend Fund
	Class I
	For the Year	For the Period
	Ended	Ended
	November 30, 2014	November 30, 2013 (a)

Net Asset Value, Beginning of Period	$18.18	$15.83
Activity From Investment Operations:
Net investment income (b)	0.44	0.16
Net gain from securities (both realized and unrealized)	0.61	2.34
Total from operations	1.05	2.50

Less Distributions From:
Net investment income	(0.45)	(0.15)
Net realized gains on investments	(0.45)	—
Total Distributions	(0.90)	(0.15)

Redemption Fees	0.00 (c)	—

Net Asset Value, End of Period	$18.33	$18.18

Total Return (d)	6.01%	15.91	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$49,417	$38,575
Ratio to average net assets:
Expenses, Gross	1.38%	1.68	% (f)
Net investment income	2.43%	1.88	% (f)
Portfolio turnover rate	22%	16	% (e)

(a)	The North Star Dividend Fund commenced operations on May 31, 2013.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.01 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund and the North Star Dividend Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The investment objective of the North Star Micro Cap Fund is capital appreciation and, secondarily, to derive income from short term liquid securities, the primary investment objective of the North Star Dividend Fund is to generate dividend income and the secondary objective is to seek capital appreciation and the investment objective of the North Star Opportunity Fund is to seek long-term capital appreciation.

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. The North Star Micro Cap Fund and Dividend Fund commenced operations on May 31, 2013. The North Star Opportunity Fund commenced operations on December 15, 2011.

The North Star Micro Cap Fund and the North Star Dividend Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term

27

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

28

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$60,282,066	$—	$—	$60,282,066
Preferred Stock	1,562,948	558,480	—	2,121,428
Corporate Bonds	—	9,992,831	—	9,992,831
Convertible Bonds	—	119,880	—	119,880
Short-Term Investments	4,646,233	—	—	4,646,233
Total	$66,491,247	$10,671,191	$—	$77,162,438

The Trucking & Leasing industry had Level 2 securities in the amount of $558,480.

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$62,995,779	$5,088,966	$—	$68,084,745
Short-Term Investments	3,209,017	—	—	3,209,017
Total	$66,204,796	$5,088,966	$—	$71,293,762

The following industries had Level 2 securities: Chemicals $1,397,656, Hand/Machine Tools $1,047,020, Leisure Time $701,855 and Toys/Games/Hobbies $1,942,435.

29

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$42,995,123	$3,425,126	$—	$46,420,249
Short-Term Investments	3,095,455	—	—	3,095,455
Total	$46,090,578	$3,425,126	$—	$49,515,704

The following industries had Level 2 securities: Leisure Time $408,700, Office Furnishings $991,466, Chemicals $754,844, Gas $752,823 and Insurance $517,293.

The Funds did not hold any Level 3 securities during the year. There were no transfers from Level 2 to Level 1 for the Funds. The transfers between levels are shown below. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

The following amounts were transfers in/(out) of Level 2 assets:

North Star Opportunity Fund

	Preferred Stock	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	558,480	558,480
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	558,480	558,480

North Star Micro Cap Fund

	Common Stock	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	5,088,966	5,088,966
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$5,088,966	$5,088,966

North Star Dividend Fund

	Common Stock	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	2,907,833	2,907,833
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$2,907,833	$2,907,833

The reason for transfers is due to lack of market activity.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

30

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the North Star Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2012 through 2013 tax returns. Management has analyzed the North Star Micro Cap Fund’s and North Star Dividend Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2013 tax return. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2014 tax return for each Fund. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of

31

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

1.00% of the average daily net assets of each Fund. For the year ended November 30, 2014, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$711,549
North Star Micro Cap Fund	664,984
North Star Dividend Fund	444,586

The Adviser has contractually agreed, at least until March 31, 2016 for the North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.99% and 1.74% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares and 1.74% of the North Star Dividend Fund’s average net assets for Class I shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets attributable to Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s average daily net assets for Class I shares and 1.74% of the North Star Dividend Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed and 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets for Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s average daily net assets for Class I shares and 1.74% of the North Star Dividend Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed and 1.74% and 1.99% of the North Star Opportunity Fund’s Class I and Class A shares respectively, 1.74% of the North Star Micro Cap Fund’s Class I shares and 1.74% of the North Star Dividend Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2014, the North Star Opportunity Fund Class A shares incurred $0 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2014, the Distributor did not receive any underwriting commissions for sales of the North Star Opportunity Fund’s Class A shares.

Pursuant to separate servicing agreements with GFS, the Funds paid GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

32

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2014 were as follows:

Fund	Purchases	Sales
North Star Opportunity Fund	$42,814,509	$36,183,788
North Star Micro Cap Fund	26,948,879	19,210,051
North Star Dividend Fund	19,021,665	9,240,203

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2014 the redemption fees were as follows:

Fund	Fee
North Star Opportunity Fund	$26
North Star Micro Cap Fund	—
North Star Dividend Fund	103

6.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund at November 30, 2014, are noted in the Fund’s Portfolio of Investments.

Transactions during the period with companies which are affiliates are as follows:

	Value -			Dividends		Change in
	Beginning of		Sales	Credited to	Realized	Unrealized	Value - End of
Description	Year	Purchases	Proceeds	Income	Gain/Loss	Gain/Loss	Year
Dover Saddlery, Inc.	$1,795,210	$321,041	$—	$—	$—	$(78,651)	$2,037,600
Ohio Art Co. *	1,902,060	62,918	—	8,878	—	(22,543)	1,942,435
Truett-Hurst, Inc. - Class A	—	1,180,659	—	—	—	(228,493)	952,166

*	The Fund owns over 25% of the voting shares of Ohio Art Co. It is considered a controlled affiliate.
33

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2014

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	For the period ended November 30, 2014			For the period ended November 30, 2013
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
North Star Opportunity Fund	$4,625,902	$2,461,556	$7,087,458	$1,636,220	$309,999	$1,946,219
North Star Micro Cap Fund	1,106,586	2,492,465	3,599,051	—	—	—
North Star Dividend Fund	2,014,352	67,196	2,081,548	308,210	—	308,210

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long-Term	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Differences	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$1,020,144	$4,312,117	$32,542	$9,880,992	$15,245,795
North Star Micro Cap Fund	1,762,183	3,796,073	(4,020,900)	12,713,941	14,251,297
North Star Dividend Fund	27,588	780,834	(2,091,286)	7,007,145	5,724,281

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships.

Permanent book and tax differences, primarily attributable to the reclassification of fund distributions, adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships, and adjustments for real estate investment trusts, resulted in reclassification for the following Funds for the year ended November 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
North Star Opportunity Fund	$(286,711)	$(141,594)	$428,305
North Star Micro Cap Fund	(1,673,964)	—	1,673,964
North Star Dividend Fund	(622,018)	33,478	588,540

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. On January 20, 2015, the Board approved the auditor change from Tait, Weller & Baker LLP to McGladrey LLP for the fiscal year ended November 30, 2015. Management has concluded that there are no other events requiring adjustment or disclosure in the financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
North Star Funds

We have audited the accompanying statements of assets and liabilities of North Star Opportunity Fund, North Star Micro Cap Fund, and North Star Dividend Fund, each a series of Northern Lights Fund Trust II (the “Trust”), including the portfolios of investments, as of November 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 15, 2011 (commencement of operations) through November 30, 2012 for the North Star Opportunity Fund and the statements of changes in net assets and financial highlights for the year then ended and for the period May 31, 2013 (commencement of operations) through November 30, 2013 for North Star Micro Cap Fund and North Star Dividend Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Star Opportunity Fund, North Star Micro Cap Fund, and North Star Dividend Fund as of November 30, 2014, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2015
35

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2014

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2014	11/30/2014	6/1/14 – 11/30/14*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,061.40	$6.67	1.29%
Class A	$1,000.00	$1,058.10	$7.95	1.54%
North Star Micro Cap Fund
Class I	$1,000.00	$1,045.00	$6.87	1.34%
North Star Dividend Fund
Class I	$1,000.00	$1,027.20	$6.96	1.37%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
36

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2014

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2014	11/30/2014	6/1/14 – 11/30/14*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,018.60	$6.53	1.29%
Class A	$1,000.00	$1,017.35	$7.79	1.54%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.35	$6.78	1.34%
North Star Dividend Fund
Class I	$1,000.00	$1,018.20	$6.93	1.37%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
37

North Star Funds
Additional Information (Unaudited)
November 30, 2014

Factors Considered by the Trustees in approval of THE RENEWAL OF AN INVESTMENT ADVISORY Agreement

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 20-21, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund and North Star Micro Cap Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the North Star Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of each of the North Star Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the North Star Funds’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and concluded that North Star was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Agreement and that the nature, overall quality and extent of the management services to be provided by North Star to each of the North Star Funds were satisfactory.

38

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2014

Performance. Where applicable, the Board reviewed the performance of North Star Opportunity, North Star Micro Cap and North Star Dividend as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended June 30, 2014. With respect to North Star Opportunity the Board noted North Star Opportunity underperformed its Morningstar category and benchmark but outperformed its peer group for the one year and since inceptions periods. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro outperformed its peer group, Morningstar category and benchmark for the one year period. The Board also reviewed the performance of North Star Dividend noting that North Star Dividend underperformed its peer group, Morningstar category and benchmark for the one year period. The Board discussed the attributing factors to the underperformance of North Star Dividend noting that North Star Dividend, which is primarily made up of high dividend paying stocks, will generally underperform in rising markets and, unlike many of the funds in its peer group, the primary objective of North Star Dividend is income and its secondary objective is growth. After further discussion, the Board concluded that the performance of North Star Opportunity, North Star Micro Cap and North Star Dividend were acceptable.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by North Star, the Board discussed the comparison of management fees and total operating expense data and reviewed each North Star Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by North Star with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2016, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.99%, and 1.74%, of North Star Opportunity’s average net assets for Class A and Class I shares, respectively, 1.74% of North Star Dividend’s average net assets for Class I shares and 1.74% of North Star Micro Cap’s average net assets for Class I shares and found such arrangements to be beneficial to shareholders. The Board concluded that based on North Star’s experience, expertise and services to the Fund, the advisory fee charged by North Star and expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to North Star Opportunity, North Star Dividend and North Star Micro Cap based on profitability reports and analyses reviewed by the Board and the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that based on the services provided by North Star and the projected growth of each of the North Star Funds, the fees were reasonable and that anticipated profits from the North Star’s relationship with the Funds were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, North Star’s expectations for growth of each Fund, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted they would revisit the possibility of adding break points once the Fund reaches $250 million in assets.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

39

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member

11/30/14-NLII-V3

40

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	30	NONE

11/30/14-NLII-V3

41

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2014

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A

James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

11/30/14-NLII-V3

42

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
44

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-580-0900.

Investment Adviser
North Star Investment Management Corp.
20 N. Wacker Drive #1416
Chicago, IL 60606

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014- $37,500

(b)	Audit-Related Fees
2014-None

(c)	Tax Fees

2014- $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014- None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:                  0.00%

Tax Fees:                                  0.00%

All Other Fees:                          0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 – $7,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 2/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, President

Date 2/5/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 2/5/15